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              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 Pennsylvania    04/22/09       -     $ 107.12  $  138,060,000  $  750,000    0.54%       0.57%    Barclays        Barclays Capital
     State                                                                                         Capital,
  University                                                                                       PNC Capital
     Bonds                                                                                         Markets
                                                                                                   LLC, Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

 Pennsylvania    04/22/09       -     $ 106.54  $  138,060,000  $1,000,000    0.72%       0.57%    Barclays        Barclays Capital
     State                                                                                         Capital,
  University                                                                                       PNC Capital
     Bonds                                                                                         Markets
                                                                                                   LLC, Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

 Pennsylvania    04/22/09       -     $ 106.05  $  138,060,000  $1,000,000    0.72%       0.57%    Barclays        Barclays Capital
     State                                                                                         Capital,
  University                                                                                       PNC Capital
     Bonds                                                                                         Markets
                                                                                                   LLC, Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Merrill
                                                                                                   Lynch & Co.
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